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                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY

                              HEWITT ASSOCIATES LLC

                         SECOND AMENDMENT AND WAIVER TO
                             NOTE PURCHASE AGREEMENT

              $15,000,000, 7.94% Senior Notes, Series A, Tranche 1 $35,000,000, 8.08% Senior Notes, Series A, Tranche 2
                    $lO,000,000, 8.11% Senior Notes, Series B
                    $15,000,000, 7.93% Senior Notes, Series C
                    $l0,000,000, 7.65% Senior Notes, Series D
                    $15,000,000, 7.90% Senior Notes, Series E



                                                        Dated as of May 31, 2002



To the Holders of the Senior Notes,
   of Hewitt Associates LLC Named in
   the Attached Schedule I

Ladies and Gentlemen:

     Reference is made to the Note Purchase Agreement dated as of March 15, 2000 among Hewitt Associates LLC, a limited liability company organized under the laws of Illinois (the "Company"), and each of the Purchasers named in Schedule A thereto relating to the 7.94% Senior Notes, Series A, Tranche 1 and the 8.08% Senior Notes, Series A, Tranche 2 (as amended by the First Amendment to Note Purchase Agreement dated as of June 15, 2000 and as supplemented by the Supplemental Note Purchase Agreements dated as of June 15, 2000 relating to the 8.11% Senior Notes, Series B; dated as of June 15, 2000 relating to the 7.93% Senior Notes, Series C; dated as of October 1, 2000 relating to the 7.65% Senior Notes, Series D and dated October 1, 2000 relating to the 7.90% Senior Notes Series E; the "Note Agreement"). You are referred to herein individually as a "Holder" and collectively as the "Holders." Capitalized terms used and not otherwise defined in this Amendment and Wavier shall have the meanings ascribed to them in the Note Agreement.

     All of the ownership interests of the Company are owned by Hewitt Holdings LLC (the "Parent"). The Parent has formed Hewitt Associates, Inc., a Delaware Corporation ("Associates") and owns all of the issued and outstanding common stock of Associates. The Parent has caused Associates to file a registration statement for the underwritten public offering of common stock of Associates (the "IPO"). In preparation for the IPO, the Parent proposes among other things to (i) cause the Company to distribute (the "Distribution") cash in the amount of $55,000,000 and accounts receivables in the face amount of $152,500,000 to the Parent, which the Parent will use

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to fund a partial distribution of undistributed accumulated earnings to the owners of the Parent and (ii) transfer to Associates all of the ownership interests of the Company to Associates so that the Company will become a wholly owned subsidiary of Associates. The Distribution will cause the Company to be in violation of Section 10.3 of the Note Purchase Agreement.

     The Company has requested the waiver of compliance with Section 10.3 and the modification of certain financial covenants and other provisions of the Note Agreement. The Holders are willing to grant an amendment and waiver on the terms and conditions hereinafter set forth.

     In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Holders agree as follows:

 1.  AMENDMENTS TO NOTE AGREEMENT

     1.1. Amendment of Section 10.4. Section 10.4(c) of the Note Agreement is amended to read in its entirety as follows:

          "(c)   Funded Indebtedness provided that the Company will not permit at any time the ratio of Consolidated Funded Indebtedness to Consolidated Cash Flow for the most recently completed four fiscal quarters to exceed
     2.25 to 1.0."

     1.2. Amendment of Section 10.5. The text of Section 10.5 of the Note Agreement is deleted in its entirety and replaced by the word "Reserved."

     1.3. Amendment of Section 11. Section 11 of the Note Agreement is amended to include the following clause (k):

          "(k)   Hewitt Holdings LLC defaults in the performance of or
     compliance with any term contained in the Parent Guaranty dated as of May 3 1, 2002 in favor of the holders of the Notes or such Parent Guaranty ceases to be in full force and effect (except as set forth therein with respect to the release thereof), or is declared to be null and void in whole or in part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company or Hewitt Holdings LLC or any of them renounces any of the same or denies that it has any or further liability thereunder."

     1.4. Amendment of Schedule B.

          1.4.1. The definitions of "Current Indebtedness" and "Total Capitalization" are deleted from Schedule B.

          1.4.2. The following terms are added to Schedule B:

                 "Consolidated Cash Flow" means, for any period, the sum of

     Consolidated Net Income for such period, plus, to the extent deducted in

                                        2

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         determining such Consolidated Net Income, (i) Consolidated Interest
         Expense, (ii) federal, state, local and foreign income, value added and similar taxes, (iii) depreciation and amortization expense, (iv) impairment charges relating to goodwill, (v) non-cash charges and (vi) foreign currency translation adjustments.

                         "Consolidated Interest Expense" means, for any period, the consolidated interest expense of the Company and its Restricted Subsidiaries for such period determined in accordance with GAAP (including imputed interest on Capital Lease obligations and all debt discount and expense amortized in such period).

                  1.4.3. The definition of "Consolidated Net Capital" is amended to read in its entirety as follows:

                         "Consolidated Net Capital" shall mean the consolidated members' capital of the Company, as determined in accordance with GAAP, less Restricted Investments in excess of 20% of consolidated members capital of the Company; provided, however, that "Consolidated Net Capital" shall not include any capital stock of Hewitt Associates, Inc. or Hewitt Holdings LLC.

2.       WAIVER

         The Holders waive compliance by the Company with the provisions of
Section 10.3 of the Note Agreement solely as a result of the Distribution until the earlier to occur of (i) the occurrence of a Default or Event of Default under the Note Agreement and (ii) delivery by the Company of financial statements pursuant to Section 7.1(a) or (b) of the Note Agreement, accompanied by certificate required by Section 7.2 of the Note Agreement, demonstrating that the Company is then in compliance with Section 10.3, without regard to such waiver and that there exists no Default or Event of Default. During the period the foregoing waiver is in effect, the Company will not at any time permit Consolidated Net Capital to be less than the sum of (a) $25,000,000 plus (b) the cumulative sum of 10% (without deduction for any loss) of its Consolidated Net Income for the three-month period ending September 30, 2002 and for each fiscal year thereafter. This waiver is limited to its terms and shall not constitute a waiver of any other term, condition, representation or covenant under the Note Agreement or any of the other agreements, documents or instruments executed and delivered in connection therewith.

3.       REAFFIRMATION; REPRESENTATIONS AND WARRANTIES

         3.1. Reaffirmation of Note Agreement. The Company reaffirms its agreement to comply with each of the covenants, agreements and other provisions of the Note Agreement and the Notes, including the additions and amendments of such provisions effected by this Amendment and Wavier.

         3.2. Note Agreement. The Company represents and warrants that the representations and warranties contained in the Note Agreement are true and correct as of the date hereof, except

                                        3

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(a) to the extent that any of such representations and warranties specifically relate to an earlier date, (b) for such changes, facts, transactions and occurrences that are contemplated hereby or have arisen since October 1, 2000 in the ordinary course of business, (c) for such other matters as have been previously disclosed in writing by the Company (including in its financial statements and notes thereto) to the Holders and (d) for other changes that could not reasonably be expected to have a Material Adverse Effect.

     3.3. No Default or Event of Default. The Company represents and warrants that no Default or Event of Default has occurred and is continuing or will occur as a result of the execution of this Amendment and Wavier.

     3.4. Authorization. The execution, delivery and performance by the Company of this Amendment and Wavier have been duly authorized by all necessary action on the part of the Company as required by the Operating Agreement and the Company's Articles of Organization and, except as provided herein, do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreement and this Amendment and Wavier each constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.   EFFECTIVE DATE

     This Amendment and Wavier shall become effective as of the date set forth above upon the satisfaction of the following conditions:

     4.1. Consent of Holders to Amendment and Wavier. Execution by the holders of at least 51% of the aggregate principal amount of the Notes outstanding and receipt by the Holders of a counterpart of this Amendment and Waiver duly executed by the Company.

     4.2. Parent Guaranty. Parent shall have executed and delivered a Parent Guaranty substantially in the form of the attached Exhibit A in favor of the Holders.

     4.3. Amendment Fee. Each Holder, whether or not such Holder executes this Amendment and Waiver, shall have received payment of an amendment fee equal to 0.20% of the principal amount of the outstanding Notes held by such Holder.

     4.4. Expenses. The Company shall have paid all fees and expenses of special counsel to the Holders in connection with this Amendment and Wavier.

5.   MISCELLANEOUS

     5.1. Ratification. Except as expressly amended, modified, deleted or added to hereby, all of the terms and conditions of the Note Agreement, the Notes and all other documents relating

                                       4

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to the Note Agreement remain in full force and effect, and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

          5.2. Reference to and Effect on the Note Agreement. Upon the final effectiveness of this Amendment and Wavier, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the "Agreement," "Note Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

          5.3. Binding Effect. This Amendment and Wavier shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          5.4. Governing Law. This Amendment and Wavier shall be governed by and construed in accordance with Illinois law.

          5.5. Counterparts. This Amendment and Wavier may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.

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     IN WTTNESS WHEREOF, the Company and the Holders have caused this Second
Amendment and Wavier to the Note Purchase Agreement to be executed and delivered by their respective officer or officers thereunto duly authorized.



                                     HEWITT ASSOCIATES LLC


                                     By:  /s/ C. L. Connolly III
                                         -----------------------------------
                                     Name: C. Lawrence Connolly,III
                                     Title: Authorized Represenative

                                      S-1

Hewitt Associates LLC
2000 Note Purchase Agreement, as Supplemented

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The foregoing is hereby agreed
to as of the date thereof.

Series A Holders:
----------------

        ALLSTATE LIFE INSURANCE COMPANY

        By:    /s/ Rhonda L. Hopps
            -----------------------------
        Name:  RHONDA L. HOPPS
              ---------------------------

        By:    /s/ Jerry D. Zinkula
            -----------------------------
        Name:  JERRY D. ZINKULA
              ---------------------------
               Authorized Signatories

        ALLSTATE LIFE INSURANCE COMPANY
        OF NEW YORK

        By:    /s/ Rhonda L. Hopps
            -----------------------------
        Name:  RHONDA L. HOPPS
              ---------------------------

        By:    /s/ Jerry D. Zinkula
            -----------------------------
        Name:  JERRY D. ZINKULA
              ---------------------------
               Authorized Signatories

                                      S-2

Hewitt Associates LLC
2000 Note Purchase Agreement, as Supplemented

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   [Series A Holders (cont.):]
   ===========================

        MASSACHUSETTS MUTUAL LIFE
        INSURANCE COMPANY
        By: David L. Babson & Company Inc., as
        Investment Advisor

        By: /s/ Richard B. McGauley
            ------------------------------------
        Name:   Richard B. McGauley
              ----------------------------------
        Title:  Managing Director
               ---------------------------------

        C.M. LIFE INSURANCE COMPANY
        By: David L. Babson & Company Inc., as
        Investment Sub-Adviser

        By: /s/ Richard B. McGauley
            ------------------------------------
        Name:   Richard B. McGauley
              ----------------------------------
        Title:  Managing Director
               ---------------------------------

                                      S-3

Hewitt Associates LLC
2000 Note Purchase Agreement, as Supplemented

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Series A Holders (cont.):
------------------------

        PACIFIC LIFE INSURANCE COMPANY


        By:    /s/ Bernard J. Dougherty
               -------------------------------
        Name:  Bernard J. Dougherty
               -------------------------------
        Title: Assistant Vice President
               -------------------------------


        By:    /s/ Peter S. Fiek
               -------------------------------
        Name:  Peter S. Fiek
               -------------------------------
        Title: Assistant Secretary
               -------------------------------

                                      S-4

Hewitt Associates LLC
2000 Note Purchase Agreement, as Supplemented

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Series A Holders (cont.):

     PHOENIX LIFE INSURANCE COMPANY
     (f/k/a PHOENIX HOME LIFE MUTUAL
     INSURANCE COMPANY)


     By: Christopher Wilkos
         ----------------------------
     Name:___________________________
     Title:__________________________


                 CHRISTOPHER M. WILKOS
                 Senior Vice President
            Corporate Portfolio Management
             PHOENIX LIFE INSURANCE COMPANY

                                      S-5

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Series B Holders:
----------------

       MASSACHUSETTS MUTUAL LIFE
       INSURANCE COMPANY
       By: David L. Babson and Company Inc., as
       Investment Adviser


       By:   /s/ Richard B. McGauley
           ------------------------------
       Name:    Richard B. McGauley
             ----------------------------
       Title:    Managing Director
              ---------------------------


       C.M. LIFE INSURANCE COMPANY
       By: David L. Babson and Company Inc., as
       Investment Sub-Adviser


       By:   /s/ Richard B. McGauley
           ------------------------------
       Name:    Richard B. McGauley
             ----------------------------
       Title:    Managing Director
              ---------------------------


                                      S-6

Hewitt Associates LLC
2000 Note Purchase Agreement, as Supplemented

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Series C Holder
---------------

          NEW YORK LIFE INSURANCE AND
          ANNUITY CORPORATION
          By:  New York Life Investment
               Management LLC, Its Investment
               Manager

               By:    /s/ R Edward Ferguson
                      ---------------------------
               Name:  R. Edward Ferguson
                      ---------------------------
               Title: Director
                      ---------------------------

                                      S-7

Hewitt Associates LLC
2000 Note Purchase Agreement, as Supplemented

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Series D Holder
---------------

          THE CANADA LIFE ASSURANCE
          COMPANY, as beneficial owner

          By: Paul English
              --------------------
          Name:  C. Paul English
                 ------------------
          Title: Associate Treasurer
                 -------------------

                                      S-8

Hewitt Associates LLC
2000 Note Purchase Agreement, as Supplemented

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Series D Holders (cont.):1
--------------------------

         ALLSTATE LIFE INSURANCE COMPANY


         By: /s/ Rhonda Hopps
             ----------------------------
         Name: Rhonda Hopps
              ---------------------------

         By: /s/ Jerry D. Zinkwa
             ----------------------------
         Name: Jerry D. Zinkwa
               --------------------------
               Authorized Signatories

                                      S-9

Hewitt Associates LLC
2000 Note Purchase Agreement, as Supplemented

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Series E Holder:
---------------

     PACIFIC LIFE INSURANCE COMPANY


     By: /s/ Bernard J. Dougherty
         ------------------------------
     Name: Bernard J. Dougherty
           ----------------------------
     Title: Assistant Vice President
            ---------------------------


     By: /s/ Peter S. Fiek
         ------------------------------
     Name: Peter S. Fiek
           ----------------------------
     Title: Assistant Secretary
            ---------------------------

                                      S-10

Hewitt Associates LLC
2000 Note Purchase Agreement, as Supplemented